SALOMON BROTHERS HIGH INCOME FUND INC

February 16, 1999

Dear Shareholders:

We are pleased to provide this annual report for the Salomon Brothers High Income Fund Inc ("Fund") as of December 31, 1998. Included are market commentary, a schedule of the Fund's investments as of December 31, 1998 and financial statements for the year ended December 31, 1998. Dividends totaling $1.61 per share were paid during this year. This total represents $1.34, $0.15 and $0.12 per share from net investment income, net realized long-term capital gains and capital, respectively. The following table shows the annualized distribution rate and twelve-month total return for the period based on the Fund's December 31, 1998 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price:

              Price                  Annualized            Twelve-Month
            Per Share            Distribution Rate*        Total Return
            ---------            ------------------        ------------
           $12.76 (NAV)                11.76%                 (3.88)%
           $14.625 (NYSE)              10.26%                 (0.89)%

In comparison, during the same period, the Salomon Smith Barney High Yield Market Index ("Index") showed a return of 3.60% and the JP Morgan Emerging Markets Bond Index Plus ("EMBI+") showed a return of negative 14.35%.

On December 31, 1998, 77% of the Fund's long-term investments was in U.S. high yield corporate bonds. The remaining 23% was invested in securities of emerging market issuers, including both obligations of sovereign governments and corporate issuers.

On December 31, 1998, the top ten country and industry allocations (as a percentage of total investments) for the Fund were as follows:

                * Media/Telecommunications          18.6%
                * Basic Industries                  15.9
                * Consumer Non-Cyclicals            12.3
                * Industrial/Manufacturing          12.0
                * Services/Other                     7.3
                * Morocco                            3.7
                * Financial                          3.6
                * Argentina                          3.4
                * Consumer Cyclical                  3.3
                * Venezuela                          2.4

U.S. HIGH YIELD MARKET

The U.S. high yield bond market experienced a volatile year in 1998 in comparison with recent years. Weakened global economies and financial markets negatively affected the high yield market for both fundamental and technical reasons. The high yield market performed reasonably well until August, when it experienced a 6.8% drop, according to the Salomon Smith Barney High Yield Market Index. This correction was due to Russia's debt crisis, which triggered a downturn for all global assets. For the year ended December 31, 1998, the U.S. high yield market returned 3.6%.

----------------
* The annualized distribution rate assumes a current monthly income dividend rate of $0.125 per share for twelve months.

SALOMON BROTHERS HIGH INCOME FUND INC

The first seven months of the year were characterized by relative calm in both underlying credit quality and market conditions, as reflected by the U.S. high yield market's return of 5.99%. Market default statistics were consistent with 1997 and were at relatively low levels, characterizing reasonable credit quality for broad sectors of the market.

The first part of the year was also driven by strong technical market conditions in high yield. A large financing calendar (691 new issues for the year representing $138.9 billion versus 706 new issues representing $126 billion in
1997) was comfortably absorbed by the mutual fund inflows and asset allocations to high yield by institutional investors and structured finance investments. Credit spreads (the yield premium above U.S. Treasury bonds which the high yield market pays) were 3.60% on average on January 1, 1998, gradually widening to 3.74% by July 31, 1998 as treasury markets rallied. The average yield in the market declined from 9.31% to 9.23% during this period.

In August, extreme volatility hit the world's financial markets, including the U.S. high yield bond market. Precipitated by the inability of Russia to refinance its local treasury bills, a global "flight-to-quality" ensued, with panicked investors exiting riskier asset classes and flocking to U.S. treasury bonds. U.S. equities, high yield bonds, U.S. investment grade corporates, mortgage bonds, and most notably emerging market bonds, declined materially in price. This "flight-to-quality" was magnified by forced selling of leveraged investment vehicles, commonly known as "hedge funds", which had to sell these investments to meet margin calls on borrowings.

At the same time, the market started to experience a significant weakening in operating results and credit quality from companies most vulnerable to the global economic slowdown emanating from the Asian economic crisis. Driven by global overcapacity and slackened demand, commodity prices worldwide tumbled, severely affecting companies in industries such as Energy and Oil, Paper and Forest Products, Steel and Other Metals and Chemicals.

By October, things had calmed down somewhat and the U.S. high yield market returned 3.50% for the fourth quarter, as pressure to sell abated and credit spreads declined from 6.30% on September 30 to 5.66% on December 31, 1998. After two very slow, almost dormant months for financing, better quality companies were able to re-enter the market for financing, although commodity-based cyclical companies still faced difficulty.

For the year ended December 31, 1998, the strongest performing sectors in the U.S. high yield market included higher-quality (BB-rated) bonds, Utilities, Leisure/Lodging, Aerospace and Cable & Media. The worst performers included lower-quality (CCC-rated) bonds, Energy, Consumer Products, Metals/Mining and Textile/Apparel.

The Fund continued to upgrade credit quality during 1998 and maintain a low exposure to basic industries such as Chemicals, Papers and Steels. While this benefited performance, the Fund was hurt by its overweighting in Energy and underweighting in Utilities. During the fourth quarter the Fund reduced its exposure to Energy, as it appears that energy prices could remain depressed for the foreseeable future.

Going forward, our focus in high yield will continue to be on stronger credit-quality companies and selected opportunities that are compelling on a risk/reward basis.

SALOMON BROTHERS HIGH INCOME FUND INC

EMERGING DEBT MARKET

The collapse in the emerging bond markets in 1998 was triggered by a variety of events, some related to declines in fundamental creditworthiness and others related to technical factors. Fundamentally, sovereign credit quality was adversely affected by declining commodity prices during the year, which caused lower fiscal revenues for many emerging markets economies. In addition, subsequent to the debt restructuring problems experienced by Asia in 1997, a significant decline in financing available to emerging market economies, typically called a "credit crunch", developed, hindering many countries' abilities to finance short term obligations. This problem peaked with the Russian government forcing a restructuring of its short term domestic ruble denominated debt after being unable to refinance it in the face of limited investor demand. This decline in fundamental creditworthiness caused a technical decline as leveraged speculators were forced to liquidate holdings in the face of margin calls.

At the end of the period, however, market concerns of global contagion lessened in the emerging debt market due to a number of positive world events including the Clinton administration and the U.S. Congress reaching an agreement on funding for the International Monetary Fund ("IMF") which totaled U.S.$17.9 billion. This funding is crucial for the IMF to play a major role in preventing financial meltdown in Latin America. This agreement along with a lack of forced selling by non-dedicated investors, caused the market to rise from September through the end of the year.

In conclusion, despite improved performance at the end of the period, the emerging debt market will continue to be impacted as investors assess their appetite for risk and evaluate the appropriate risk premium for investing in credit sensitive fixed income assets. Although market sentiment has certainly improved and we are confident that the outlook is much more positive, we expect this volatile period in the emerging markets to continue in the short term.

                                    * * *

In a continuing effort to provide timely information concerning the Salomon Brothers High Income Fund Inc, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 am to 6:00 pm EST, for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. For information concerning your Salomon Brothers High Income Fund Inc stock account, please call American Stock Transfer & Trust Company at 1-800-937-5449. (1-718-921-8200 if you are calling from within New York City).

All of us at Salomon Brothers Asset Management appreciate the confidence you have demonstrated in the past and hope to continue to serve you in the future years.

Sincerely,



/s/ Heath B. McLendon                              /s/ Peter J. Wilby
Heath B. McLendon                                  Peter J. Wilby
Chairman                                           Executive Vice President

SALOMON BROTHERS HIGH INCOME FUND INC

Schedule of Investments
December 31, 1998


     FACE
    AMOUNT                                          SECURITY                                       VALUE
-------------------------------------------------------------------------------------------------------------------
Corporate Bonds -- 77.0%
BASIC INDUSTRIES -- 15.9%
  $  500,000         AEI Holding Co., Inc., Company Guaranteed, 10.500% due 12/15/05(a)..... $    500,000
     750,000         BE Aerospace, Sr. Sub. Notes, 9.500% due 11/1/08(a)....................      795,000
   1,000,000         Berry Plastics Corp., Sr. Sub. Notes, 12.250% due 4/15/04..............    1,047,500
   1,000,000         Breed Technologies, Inc., Sr. Sub. Notes, 9.250% due 4/15/08(a)........      882,500
     500,000         Envirosource Inc., Sr. Notes, 9.750% due 6/15/03.......................      470,000
   1,000,000         Glencore Nickel, Company Guaranteed, 9.000% due 12/1/14................      841,250
     750,000         Jitney-Jungle Stores of America, Inc., Company Guaranteed, 12.000%
                       due 3/1/06...........................................................      834,375
   1,000,000         PCI Chemicals Canada Inc., Company Guaranteed, 9.250% due 10/15/07.....      808,750
                     P & L Coal Holdings:
     500,000           Company Guaranteed, 8.875% due 5/15/08...............................      511,250
     500,000           Sr. Sub. Notes, 9.625% due 5/15/08...................................      508,750
                     Radnor Holdings Corp.:
     150,000           Series B, Company Guaranteed, 10.000% due 12/1/03....................      151,500
     600,000           Sr. Notes, 10.000% due 12/1/03.......................................      606,000
   1,000,000         Teekay Shipping Corp., Company Guaranteed, 8.320% due 2/1/08...........      996,250
     500,000         Tekni-Plex Inc., Sr. Sub. Notes, 11.250% due 4/1/07....................      557,500
                                                                                               ----------
                                                                                                9,510,625
                                                                                               ----------
CONSUMER CYCLICALS -- 3.3%
   1,000,000         Cole National Group, Sr. Sub. Notes, 8.625% due 8/15/07................      980,000
   1,000,000         HMH Properties Inc., Sr. Notes, 8.450% due 12/1/08.....................    1,003,750
                                                                                               ----------
                                                                                                1,983,750
                                                                                               ----------
CONSUMER NON-CYCLICALS -- 12.3%
     500,000         Alaris Medical Systems Inc., Company Guaranteed, 9.750% due 12/1/06....      495,625
     500,000         Fresenius Medical Care Capital Trust, 9.000% due 12/1/06...............      526,250
     651,000         Hines Horticulture, Sr. Sub. Notes, 11.750% due 10/15/05...............      698,198
   1,400,000         Nebco Evans, Sr. Discount Notes, zero coupon until 7/15/02,
                       (12.375% thereafter) due 7/15/07.....................................      672,000
   1,000,000         North Atlantic Trading, Company Guaranteed, 11.000% due 6/15/04........    1,010,000
     750,000         Park Place Entertainment, Sr. Sub. Notes, 7.875% due 12/15/05(a).......      751,875
     750,000         Pueblo Xtra International, Inc., Sr. Notes, 9.500% due 8/1/03..........      712,500
   1,125,000         Revlon Worldwide Corp., Sr. Discount Notes, zero coupon due 3/15/01....      624,375
     500,000         Stroh Brewery Co., Sr. Sub. Notes, 11.100% due 7/1/06..................      377,500
     500,000         Sun International Hotels, Sr. Sub. Notes, 9.000% due 3/15/07...........      520,000
     946,000         Waterford Gaming LLC, Sr. Notes, 12.750% due 11/15/03..................    1,020,498
                                                                                               ----------
                                                                                                7,408,821
                                                                                               ----------

---------------------------------------------------------------------------------------------------------
                                        See notes to financial statements.


SALOMON BROTHERS HIGH INCOME FUND INC

December 31, 1998


     FACE
    AMOUNT                                          SECURITY                                       VALUE
-------------------------------------------------------------------------------------------------------------------
ENERGY -- 2.3%
  $  500,000         Benton Oil & Gas Co., Sr. Notes, 11.625% due 5/1/03...................  $    290,000
   1,000,000         Dailey International Inc., Company Guaranteed, 9.500% due 2/15/08.....       450,000
     500,000         Pool Energy Services Co., Company Guaranteed, 8.625% due 4/1/08.......       474,375
     500,000         TransAmerican Energy Corp., Sr. Discount Notes, zero coupon until
                       6/15/99 (13.000% thereafter) due 6/15/02............................       162,500
                                                                                               ----------
                                                                                                1,376,875
                                                                                               ----------
FINANCIAL -- 3.6%
     500,000         Airplanes Pass Through Trust, 10.875% due 3/15/19.....................       531,720
                     Contifinancial Corp., Sr. Notes:
     500,000           7.500% due 3/15/02..................................................       360,000
     500,000           8.125% due 4/1/08...................................................       325,000
   1,000,000         Morgan Stanley Aircraft Finance, Series 1A, Class D1, 8.700%
                       due 3/15/23(a)......................................................       910,000
                                                                                               ----------
                                                                                                2,126,720
                                                                                               ----------

INDUSTRIAL/MANUFACTURING -- 12.0%
     500,000         Alvey Systems Inc., Sr. Sub. Notes, 11.375% due 1/31/03...............       505,000
     750,000         Axiohm Transaction Solutions, Inc., Company Guaranteed, 9.750%
                       due 10/1/07.........................................................       699,375
     500,000         Burke Industries Inc., Company Guaranteed, 10.000% due 8/15/07........       492,500
     750,000         Foamex L.P., Company Guaranteed, 9.875% due 6/15/07...................       810,000
     750,000         High Voltage Engineering Corp., Sr. Notes, 10.500% due 8/15/04........       710,625
     750,000         International Knife & Saw Inc., Sr. Sub. Notes, 11.375% due 11/15/06..       772,500
     500,000         JH Heafner Co., Sr. Notes, 10.000% due 5/15/08........................       506,250
     750,000         Motors & Gears, Inc., Sr. Notes, 10.750% due 11/15/06.................       790,313
   1,000,000         Neenah Corp., Sr. Discount Notes, 11.125% due 5/1/07..................     1,027,500
     750,000         Vencor Inc., Company Guaranteed, 9.875% due 5/1/05....................       652,500
     250,000         Venture Holdings Trust, Sr. Notes, 9.500% due 7/1/05..................       250,000
                                                                                               ----------
                                                                                                7,216,563
                                                                                               ----------

MEDIA/TELECOMMUNICATIONS -- 18.6%
   1,000,000         Adelphia Communications Corp., Sr. Notes, 9.500% due 2/15/04(b).......     1,062,500
   2,000,000         Century Communications Corp., Sr. Discount Notes, zero coupon due
                       1/15/08.............................................................     1,020,000
     250,000         Citadel Broadcasting Co., Sr. Sub. Notes, 9.250% due 11/15/08(a)......       261,563
   1,000,000         CSC Holdings Inc., Sr. Sub. Debentures, 7.625% due 7/15/18............     1,006,250
    500,000          Diamond Cable Co., Sr. Discount Notes, zero coupon until 12/15/00.....
                       (11.750% thereafter) due 12/15/05...................................       411,250


---------------------------------------------------------------------------------------------------------
                                        See notes to financial statements.

                                                                                                   Page 5

SALOMON BROTHERS HIGH INCOME FUND INC

December 31, 1998


     FACE
    AMOUNT                                          SECURITY                                       VALUE
-------------------------------------------------------------------------------------------------------------------
MEDIA/TELECOMMUNICATIONS -- 18.6% (CONTINUED)
  $1,000,000         Falcon Holding Group, Sr. Sub. Debentures, 8.375% due 4/15/10.........  $  1,030,000
   1,500,000         Intelcom Group Inc., Sr. Discount Notes, zero coupon until 9/15/00
                       (13.500% thereafter) due 9/15/05....................................     1,245,000
   1,500,000         Intermedia Communications of Florida, Sr. Discount Notes,
                       zero coupon until 7/15/02 (11.250% thereafter) due 7/15/07..........     1,020,000
                     Nextel Communications, Inc., Sr. Discount Notes:
     750,000           Zero coupon until 2/15/99 (9.750% thereafter) due 8/15/04...........       728,438
     500,000           Zero coupon until 2/15/03 (9.950% thereafter) due 2/15/08...........       301,250
   1,300,000         NTL Inc., Sr. Notes, zero coupon until 2/1/01 (11.500% thereafter)
                       due 2/1/06..........................................................     1,046,500
     500,000         Perry Judd, Company Guaranteed, 10.625% due 12/15/07..................       525,000
     500,000         Transwestern Publishing Co., Sr. Sub. Notes, 9.625% due 11/15/07......       521,875
   1,000,000         World Color Press, Sr. Sub. Notes, 8.375% due 11/15/08(a).............     1,005,000
                                                                                               ----------
                                                                                               11,184,626
                                                                                               ----------

SERVICES/OTHER -- 7.3%
   1,000,000         Allied Waste Industries, Sr. Notes, zero coupon until 6/1/02
                       (11.300% thereafter) due 6/1/07.....................................     1,016,250
     500,000         APCOA Inc., Company Guaranteed, 9.250% due 3/15/08....................       470,000
     500,000         La Petite Academy, Company Guaranteed, 10.000% due 5/15/08............       495,000
   1,000,000         Loomis Fargo & Co., Company Guaranteed, 10.000% due 1/15/04...........       920,000
   1,000,000         Millar Western Forest, Sr. Notes, 9.875% due 5/15/08..................       750,000
     750,000         Protection One Alarm Co., Sr. Sub. Notes, 8.125% due 1/15/09(a).......       751,875
                                                                                               ----------
                                                                                                4,403,125
                                                                                               ----------

TECHNOLOGY/ELECTRONICS -- 1.7%
   1,000,000         Amphenol Corp., Sr. Sub. Notes, 9.875% due 5/15/07....................     1,026,250
                                                                                               ----------

                     TOTAL CORPORATE BONDS (Cost -- $50,911,590)...........................    46,237,355
                                                                                               ----------

Sovereign Bonds -- 18.0%
                     Republic of Argentina Global Bond:
   1,650,000           11.000% due 12/4/05.................................................     1,645,875
     350,000           11.375% due 1/30/17.................................................       351,307
   2,064,000         Federal Republic of Brazil, EI Bearer Bond, Series L, 6.125%
                       due 4/15/06(c)......................................................     1,331,280


-------------------------------------------------------------------------------------------------------------------
                                        See notes to financial statements.

Page 6

SALOMON BROTHERS HIGH INCOME FUND INC

December 31, 1998


     FACE
    AMOUNT                                          SECURITY                                       VALUE
-------------------------------------------------------------------------------------------------------------------
Sovereign Bonds -- 18.0% (continued)
  $1,250,000         Republic of Bulgaria, FLIRB, Series A, 2.500% due 7/28/12(c)..........  $    718,750
     400,000         Republic of Colombia, 12.245% due 8/13/05(c)..........................       370,000
   1,000,000         Croatia Series A, 6.5625% due 7/31/10(c)..............................       795,000
   1,030,524         Republic of Ecuador, Bearer, PDI Bond, 6.625%, due 2/27/15(b)(c)......       421,228
                     Export-Import Bank of Korea, Global Bond:
     100,000           7.250% due 6/25/01..................................................        94,725
     125,000           6.500% due 2/10/02..................................................       111,094
     175,000         Korea Development Bank, Global Bond, 7.900% due 2/1/02................       168,315
     800,000         United Mexican States, Global Bond, 11.375% due 9/15/16...............       842,000
                     Republic of Panama:
     500,000           Global Bond, 8.250% due 4/22/08.....................................       469,375
     500,000           IRB, 4.000% due 7/17/14(c)..........................................       377,500
     900,000         Republic of Peru, PDI, 4.000% due 3/7/17(c)...........................       569,250
     880,000         Republic of Philippines, DCB, 6.000% due 12/1/09(c)...................       728,200
                     Russia:
     172,046           IAN, 6.625% due 12/15/15(a)(c)......................................        18,710
     625,000           Ministry of Finance, Global Bond, 11.000% due 7/24/18...............       157,813
     750,000           Ministry of Finance, Global Bond, 12.750% due 6/24/28...............       236,250
                     Republic of Venezuela:
     607,144           FLIRB, Series B, 6.125% due 3/31/07(c)..............................       377,947
   1,375,000           Global Bond, 13.625% due 8/15/18....................................     1,048,438
                                                                                               ----------
                     TOTAL SOVEREIGN BONDS (Cost -- $8,591,848)............................    10,833,057
                                                                                               ----------

Loan Participations (d) -- 4.8%
                     The People's Democratic Republic of Algeria:
     272,727           Tranche A, 7.1875% due 3/4/00 (Chase Manhattan)(c)..................       226,364
     545,454           Tranche 1, 6.375% due 9/4/06 (Chase Manhattan)(c)...................       242,727
   2,750,000         Kingdom of Morocco, Tranche A, 6.0625% due 1/1/09.....................
                       (Chase Manhattan, Morgan Guaranty Trust Company of New York)(c).....     2,200,000
   3,025,000         Russia, Principal Loan, (J.P. Morgan), 6.625% due 12/15/20(c)(e)......       189,063
                                                                                               ----------
                     TOTAL LOAN PARTICIPATIONS (Cost -- $4,668,501)........................     2,858,154
                                                                                               ----------

---------------------------------------------------------------------------------------------------------
                                        See notes to financial statements.

                                                                                                   Page 7


SALOMON BROTHERS HIGH INCOME FUND INC

December 31, 1998


    SHARES                                          SECURITY                                       VALUE
-------------------------------------------------------------------------------------------------------------------
Common Stock (f) -- 0.1%
       500           AmeriKing, Inc........................................................  $     20,000
     2,875           United International Holdings, Inc....................................        43,125
                                                                                              -----------
                     TOTAL COMMON STOCK (Cost -- $95,295)..................................        63,125
                                                                                              -----------
Preferred            Stock (f) -- 0.0% TCR Holding Corp.:
       803             Class B.............................................................            48
       442             Class C.............................................................            25
     1,165             Class D.............................................................            62
     2,410             Class E.............................................................           152
                                                                                              -----------
                     TOTAL PREFERRED STOCK (Cost-- $287)...................................           287
                                                                                              -----------
Warrants (f) -- 0.1%
     1,225           Republic of Argentina, Warrants (Exercise price of 93.30% plus accrued
                       interest per 1,000 bonds, expiring on 12/3/99)......................        55,125
     2,500           In Flight Phone (Exercise price of $.01 per share expiring on 8/31/02,
                       Each warrant exercisable for one share of common stock.)............             0
                                                                                              -----------
                     TOTAL WARRANTS (Cost-- $42,214).......................................        55,125
                                                                                              -----------

                     TOTAL INVESTMENTS -- 100% (Cost -- $64,309,735*)......................   $60,047,103
                                                                                              ===========

-------------------------------------------------------------------------------------------------------------------
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b) Payment-in-kind security for which all or part of the income earned is capitalized as additional principal.
(c) Rate shown reflects current rate on instrument with variable rate or step coupon rates.
(d) Participation interest was acquired through the financial institution indicated parenthetically.
(e) Currently, all interest earned is capitalized as Russian Government Interest in Arrears Notes.
(f) Non-income producing securities.
  * Aggregate cost for Federal income tax purposes is substantially the same.
    DCB    -- Debt Conversion Bond.
    EI     -- Eligible Interest.
    FLIRB  -- Front-Loaded Interest Reduction Bond.
    IAN    -- Interest in Arrears Notes.
    IRB    -- Interest Reduction Bond.
    PDI    -- Past Due Interest.

-------------------------------------------------------------------------------------------------------------------
                                        See notes to financial statements.


SALOMON BROTHERS HIGH INCOME FUND INC

Statement of Assets and Liabilities
December 31, 1998


ASSETS:
  Investments, at value (Cost-- $64,309,735)..............................................    $60,047,103
  Cash....................................................................................            698
  Interest receivable.....................................................................      1,108,372
  Prepaid expenses........................................................................            151
  Other assets............................................................................      1,570,000
                                                                                              -----------
  TOTAL ASSETS............................................................................     62,726,324
                                                                                              -----------

LIABILITIES:
  Payable for securities purchased........................................................        428,093
  Management fee payable..................................................................         36,696
  Accrued expenses........................................................................        146,718
                                                                                              -----------
  TOTAL LIABILITIES.......................................................................        611,507
                                                                                              -----------
TOTAL NET ASSETS..........................................................................    $62,114,817
                                                                                              ===========

NET ASSETS:
  Par value of capital shares ($0.001 par value, authorized 100,000,000 shares;
     4,869,312 shares outstanding)........................................................    $     4,869
  Capital paid in excess of par value.....................................................     67,025,022
  Accumulated net realized loss on investments............................................       (652,442)
  Net unrealized depreciation on investments..............................................     (4,262,632)
                                                                                              -----------
TOTAL NET ASSETS..........................................................................    $62,114,817
                                                                                              ===========

NET ASSET VALUE, PER SHARE ($62,114,817 / 4,869,312 shares)...............................         $12.76
                                                                                                   ======

---------------------------------------------------------------------------------------------------------
                         See notes to financial statements.
                                                                                                   Page 9

SALOMON BROTHERS HIGH INCOME FUND INC

Statement of Operations
For the Year Ended December 31, 1998


INVESTMENT INCOME:
  Interest...................................................................................      $ 7,239,564
                                                                                                   -----------
EXPENSES:
  Management fee.............................................................................          473,869
  Printing ..................................................................................           52,500
  Legal .....................................................................................           42,000
  Transfer agent ............................................................................           41,000
  Directors' fees & expenses ................................................................           40,000
  Audit and tax return preparation services .................................................           31,000
  Custodian..................................................................................           21,000
  Amortization of deferred organization costs (Note 1).......................................            1,795
  Other .....................................................................................           25,594
                                                                                                   -----------
  TOTAL EXPENSES.............................................................................          728,758
                                                                                                   -----------
NET INVESTMENT INCOME........................................................................        6,510,806
                                                                                                   -----------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3):
  Realized Loss From Security Transactions
  (excluding short-term securities):
     Proceeds from sales.....................................................................       75,368,435
     Cost of securities sold.................................................................       75,868,327
                                                                                                   -----------
  NET REALIZED LOSS..........................................................................         (499,892)
                                                                                                   -----------
  Change in Net Unrealized Appreciation (Depreciation) on Investments:
     Beginning of year.......................................................................        4,453,494
     End of year.............................................................................       (4,262,632)
                                                                                                   -----------
  INCREASE IN NET UNREALIZED DEPRECIATION....................................................       (8,716,126)
                                                                                                   -----------
NET LOSS ON INVESTMENTS......................................................................       (9,216,018)
                                                                                                   -----------
DECREASE IN NET ASSETS FROM OPERATIONS.......................................................      $(2,705,212)
                                                                                                   ===========

--------------------------------------------------------------------------------------------------------------
                                        See notes to financial statements.

Page 10


SALOMON BROTHERS HIGH INCOME FUND INC

Statement of Changes in Net Assets


                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                                     1998            1997
------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income ..................................................       $ 6,510,806    $ 6,862,065
  Net realized gain (loss)................................................          (499,892)     3,611,923
  Change in net unrealized appreciation...................................        (8,716,126)      (267,238)
                                                                                 -----------    -----------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ......................        (2,705,212)    10,206,750
                                                                                 -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ..................................................        (6,480,394)    (6,853,996)
  Net realized gains......................................................          (729,016)    (2,452,604)
  Capital.................................................................          (595,795)            --
                                                                                 -----------    -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS...............        (7,805,205)    (9,306,600)
                                                                                 -----------    -----------
FUND SHARE TRANSACTIONS:
  Proceeds from shares issued in reinvestment of dividends
     (45,507 and 47,530 shares issued) ...................................           674,341        742,434
                                                                                 -----------    -----------
  INCREASE (DECREASE) IN NET ASSETS.......................................        (9,836,076)     1,642,584

NET ASSETS:
  Beginning of year.......................................................        71,950,893     70,308,309
                                                                                 -----------    -----------
  END OF YEAR*............................................................       $62,114,817    $71,950,893
                                                                                 ===========    ===========
*Includes undistributed (overdistributed) net investment income of........                --         $6,598
                                                                                 ===========    ===========


-----------------------------------------------------------------------------------------------------------
                                        See notes to financial statements.
                                                                                                    Page 11

SALOMON BROTHERS HIGH INCOME FUND INC

Notes to Financial Statements

Note 1. Significant Accounting Policies
Salomon Brothers High Income Fund Inc ("Fund") was incorporated in Maryland on September 14, 1992 and is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund seeks to maintain a high level of current income by investing primarily in a diversified portfolio of high-yield U.S. corporate debt securities and high-yield foreign sovereign debt securities.
As a secondary objective, the Fund seeks capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

SECURITIES VALUATION. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and
(iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as at the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

INVESTMENT TRANSACTIONS. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount or premium on securities purchased is accreted or amortized, respectively, on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments. Dividend income is recorded on ex-dividend date.

FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

SALOMON BROTHERS HIGH INCOME FUND INC

DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends to shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions from capital.

DEFERRED ORGANIZATION COSTS. Organization costs amounting to $125,000 were incurred in connection with the organization of the Fund. These costs have been deferred and were amortized ratably over a five-year period from commencement of operations in January 1993. As of December 31, 1998, the amortization of the deferred organization costs had been completed.

REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Management Fee and Other Transactions

Salomon Brothers Asset Management Inc. ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Company Inc., which in turn is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. The Investment Manager is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund. The Investment Manager has delegated certain administrative responsibilities to Mutual Management Corp. ("MMC"), an affiliate of the Investment Manager pursuant to

SALOMON BROTHERS HIGH INCOME FUND INC
a Sub-Administration Agreement between the Investment Manager and MMC. The management fee for these services is payable monthly at an annual rate of 0.70% of the Fund's average weekly net assets. The agreement with the Investment Manager was most recently approved by shareholders at a special meeting held on January 15, 1998. Approval of the agreement was necessary due to the merger of Salomon Inc, which had been the ultimate parent company of the Investment Manager, with and into Salomon Smith Barney Holdings Inc., which occurred on November 28, 1997.

Certain officers and/or directors of the Fund are also officers and/or directors of the investment manager.

Note 3. Portfolio Activity

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1998, aggregated $72,868,427 and $75,368,435, respectively.

The Federal income tax cost basis of the Fund's investments at December 31, 1998 was substantially the same as the cost basis for financial reporting. Gross unrealized appreciation and depreciation amounted to $1,413,897 and $5,676,529, respectively, resulting in net unrealized depreciation for Federal income tax purposes of $4,262,632.

Note 4. Loan Participations

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. The cost of the Fund's loan participations was $4,668,501.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Note 5. Credit Risk

The yields of emerging markets debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

SALOMON BROTHERS HIGH INCOME FUND INC

Note 6. Dividends Subsequent to December 31, 1998

The Board of Directors of the Fund declared a common stock dividend from net investment income of $0.125 per share for the months of January, February, March and April 1999, payable on January 29, 1999, February 26, 1999, March 26, 1999 and April 30, 1999 to shareholders of record on January 12, 1999, February 17, 1999, March 16, 1999 and April 13, 1999, respectively.

Note 7. Bylaw Amendment

The Board of Directors of the Fund recently reviewed and approved various amendments to the Fund's bylaws. For example, the bylaws provisions relating to timely notice for proposals to be brought before an annual meeting of stockholders (other than a proposal under Rule 14a-8 of the Securities Exchange Act of 1934 to be included in the Fund's proxy statement) have been amended. As amended, a stockholder's notice must be delivered to the Fund not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting. An exception applies in the event the date of the annual meeting is substantially advanced or delayed from the anniversary date. The Board believes that the amended timely notice provisions will provide greater certainty to stockholders because previously, timely notice keyed off the date of the current year's meeting or the date public disclosure of the current year's meeting is made. In addition, the provisions provide that any business to be brought before a special meeting of stockholders must be specified in the notice of meeting or otherwise properly brought before the meeting by or at the direction of the Board of Directors. Finally, upon recommendation of the Fund's Maryland counsel, other changes to certain bylaw provisions were made to conform to the bylaw provisions of more recently organized Maryland companies.

SALOMON BROTHERS HIGH INCOME FUND INC

Financial Highlights

Data for a share of capital stock outstanding throughout each year ended December 31:




                                                        1998       1997        1996        1995        1994
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.........           $ 14.92    $ 14.72     $ 13.50     $ 12.88     $ 15.59
                                                      -------    -------     -------     -------     -------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income...................              1.34       1.43        1.52        1.52        1.38
   Net realized and unrealized gain (loss).             (1.89)      0.71        1.22        0.70       (2.32)
                                                      -------    -------     -------     -------     -------
Total Income (Loss) From Operations........             (0.55)      2.14        2.74        2.22       (0.94)
                                                      -------    -------     -------     -------     -------
LESS DISTRIBUTIONS FROM:
   Net investment income...................             (1.34)     (1.43)      (1.52)      (1.53)      (1.39)
   Net realized gains......................             (0.15)     (0.51)         --       (0.07)      (0.38)
   Capital.................................             (0.12)        --          --          --          --
                                                      -------    -------     -------     -------     -------
Total Distributions........................             (1.61)     (1.94)      (1.52)      (1.60)      (1.77)
                                                      -------    -------     -------     -------     -------
NET ASSET VALUE, END OF YEAR...............           $ 12.76    $ 14.92     $ 14.72     $ 13.50     $ 12.88
                                                      =======    =======     =======     =======     =======
PER SHARE MARKET VALUE, END OF YEAR........           $14.625    $16.438     $15.375     $14.125     $12.875
                                                      =======    =======     =======     =======     =======
TOTAL RETURN, BASED ON MARKET PRICE(1).....             (0.89)%    20.93%      20.98%      23.83%      (8.04)%
RATIOS TO AVERAGE NET ASSETS:
   Operating expenses......................              1.08%      1.10%       1.16%       1.22%       1.13%
   Net investment income...................              9.62%      9.53%      10.76%      11.68%       9.91%
NET ASSETS, END OF YEAR (000s).............           $62,115    $71,951     $70,301     $63,931     $60,344
PORTFOLIO TURNOVER RATE....................             110.8%     112.2%      110.4%      128.2%       76.6%


----------------------------------------------------------------------------------------------------------------
(1) For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.


SALOMON BROTHERS HIGH INCOME FUND INC

Report of Independent Accountants

To the Board of Directors and Shareholders of Salomon Brothers High Income Fund Inc

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Salomon Brothers High Income Fund Inc (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in comformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
February 22, 1999

SALOMON BROTHERS HIGH INCOME FUND INC

Selected Quarterly Financial Information (unaudited)

Summary of quarterly results of operations:


                                                                                            NET REALIZED
                                                                  NET INVESTMENT            & UNREALIZED
                                                                      INCOME                 GAIN (LOSS)
                                                                ------------------      --------------------
QUARTERS ENDED*                                                  TOTAL   PER SHARE       TOTAL     PER SHARE
------------------------------------------------------------------------------------------------------------
March 31, 1997...............................................  $1,708     $0.35           $  (565)    $(0.11)

June 30, 1997................................................   1,724      0.36             2,447       0.51

September 30, 1997...........................................   1,713      0.36             1,569       0.33

December 31, 1997............................................   1,717      0.36              (106)     (0.02)

March 31, 1998...............................................   1,663      0.34               959       0.20

June 30, 1998................................................   1,546      0.32            (2,419)     (0.50)

September 30, 1998...........................................   1,651      0.34            (9,027)     (1.86)

December 31, 1998............................................   1,651      0.34             1,271       0.27
-------------------------------------------------------------------------------------------------------------------
* Totals expressed in thousands of dollars except per share amounts.



Tax Information (unaudited)

For Federal tax purposes, the Fund hereby designates for the fiscal year ended December 31, 1998:

      * Total long-term capital gain distributions paid of $729,016.

SALOMON BROTHERS HIGH INCOME FUND INC

Additional Shareholder Information (unaudited)

On January 15, 1998, a Special Meeting of the Fund's Stockholders was held for the purpose of voting on the following matter:

      1. The approval of a new investment advisory agreement between Salomon Brothers Asset Management and the Fund.

      The results of the vote on Proposal 1 were as follows:


                      % OF SHARES                        % OF SHARES          VOTES         % OF SHARES
     VOTES FOR           VOTED        VOTES AGAINST         VOTED           ABSTAINED        ABSTAINED
-------------------------------------------------------------------------------------------------------------------
     4,271,090           97.4%           56,093             1.3%             56,398            1.3%
-------------------------------------------------------------------------------------------------------------------

                                        ------------

On April 16, 1998, the Annual Meeting of the Fund's Stockholders was held for the purpose of voting on the following matters:

      1. The election of Daniel P. Cronin, Jeswald W. Salacuse and Heath B. McLendon as Directors of the Fund; and

      2. The ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ended December 31, 1998.

      The results of the vote on Proposal 1 were as follows:


                                      SHARES VOTED       PERCENTAGE       SHARES VOTES      PERCENTAGE
 NAME OF DIRECTORS                         FOR          SHARES VOTED         AGAINST       SHARES VOTED
-------------------------------------------------------------------------------------------------------------------
Daniel C. Cronin                        4,564,869           99.1%            40,868            0.9%
Jeswald W. Salacuse                     4,580,703           99.5%            25,039            0.5%
Heath B. McLendon                       4,580,703           99.5%            25,039            0.5%
-------------------------------------------------------------------------------------------------------------------

      The results of the vote on Proposal 2 were as follows:


                      % OF SHARES                        % OF SHARES          VOTES         % OF SHARES
     VOTES FOR           VOTED        VOTES AGAINST         VOTED           ABSTAINED        ABSTAINED
-------------------------------------------------------------------------------------------------------------------
     4,543,905           98.9%           11,458             0.2%             39,886            0.9%
-------------------------------------------------------------------------------------------------------------------
                                                                                                            Page 19


SALOMON BROTHERS HIGH INCOME FUND INC

Other Information (unaudited)

Year 2000. The investment management services provided to the Fund by the Investment Adviser depend in large part on the smooth functioning of its computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which the dates were encoded or calculated. The capability of these systems to recognize the year 2000 could have a negative impact on the Investment Adviser's provision of investment advisory services, including handling of securities trades, pricing and account services. The Investment Adviser has advised the Fund that it has been reviewing all of their computer systems and actively working on necessary changes to its systems to prepare for the year 2000 and expects that given the extensive testing which it is undertaking, its systems will be year 2000 compliant before such date. In addition, the Investment Adviser has been advised by certain of the Fund's service providers that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that the Investment Adviser or any other service provider will be successful in achieving year 2000 compliance, or that interaction with other non-complying computer systems will not impair services to the Fund at that time.

SALOMON BROTHERS HIGH INCOME FUND INC

Dividend Reinvestment Plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by American Stock Transfer & Trust Company (the "Plan Agent") in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by American Stock Transfer & Trust Company, as dividend paying agent. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will

SALOMON BROTHERS HIGH INCOME FUND INC
receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about the first business day of each month. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant or any dividends or capital gains distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares to be delivered to each shareholder without charge.

SALOMON BROTHERS HIGH INCOME FUND INC

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 40 Wall Street, 46th floor, New York, New York 10005.

SALOMON BROTHERS HIGH INCOME FUND INC

Directors

CHARLES F. BARBER
      Consultant; formerly Chairman,
      ASARCO Incorporated
DANIEL P. CRONIN
      Vice President -- General Counsel,
      Pfizer International Inc
HEATH B. MCLENDON
      Managing Director, Salomon Smith Barney Inc.;
      President and Director, Mutual Management
      Corp. and Travelers Investment Advisors, Inc.;
      Chairman, Smith Barney Strategy Advisors Inc.
RIORDAN ROETT
      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of Advanced
      International Studies,
      Johns Hopkins University
JESWALD W. SALACUSE
      Henry J. Braker Professor of
      Commercial Law, and formerly Dean,
      The Fletcher School of Law & Diplomacy
      Tufts University


Officers
HEATH B. MCLENDON
      Chairman and President
LEWIS E. DAIDONE
      Executive Vice President and Treasurer
MAUREEN O'CALLAGHAN
      Executive Vice President
JAMES E. CRAIGE
      Executive Vice President
THOMAS K. FLANAGAN
      Executive Vice President
BETH A. SEMMEL
      Executive Vice President
PETER J. WILBY
      Executive Vice President
ANTHONY PACE
      Assistant Controller
CHRISTINA T. SYDOR
      Secretary

Salomon Brothers High Income Fund Inc

      7 World Trade Center
      New York, New York  10048
      Telephone 1-888-777-0102

INVESTMENT MANAGER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York  10048

CUSTODIAN
      The Chase Manhattan Bank, N.A.
      Four Metrotech Center
      Brooklyn, New York  11245

DIVIDEND DISBURSING AND TRANSFER AGENT
      American Stock Transfer & Trust Company
      40 Wall Street
      New York, New York 10005

INDEPENDENT ACCOUNTANTS
      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York 10036

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York  10017

NEW YORK STOCK EXCHANGE SYMBOL
      HIF


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                 Salomon Brothers
                 High Income Fund Inc




                 Annual Report
                 DECEMBER 31, 1998






              -------------------------------------------
                        Salomon Brothers Asset Management
                        -------------------------------------------


American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005

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